Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of First Capital, Inc. and Subsidiaries (the “Company”) on Form 10-Q for the period ended March 31, 2026, as filed with the Securities and Exchange Commission (the “Report”), I, Michael C. Frederick, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

DATE:	May 12, 2026	BY:	/s/ Michael C. Frederick
Michael C. Frederick
President and Chief
Executive Officer
(Principal Executive Officer)